Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Wilson Cheng, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of BESTWAY COACH EXPRESS INC. (the "Company"), DOES HEREBY CERTIFY that:

1. The Company's Quarterly Report on Form 10-QSB for the quarter ended August 31, 2007 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 22th day of October, 2007.

/s/ Wilson Cheng
Wilson Cheng
CEO, Chairman of the Board of Directors and Treasurer

A signed original of this written statement required by Section 906 has been provided to BESTWAY COACH EXPRESS INC. and will be retained by BESTWAY COACH EXPRESS INC. and furnished to the Securities and Exchange Commission or its staff upon request.